The Chefs’ Warehouse, Inc. 8-K

Exhibit 10.3

Form of Series B Note

Dairyland USA Corporation

The Chefs’ Warehouse Mid-Atlantic, LLC

Bel Canto Foods, LLC

The Chefs’ Warehouse West Coast, LLC

The Chefs’ Warehouse of Florida, LLC

5.80% SERIES B Guaranteed Senior Secured Note Due October 17, 2020

No. RB-[_____]	[Date]
$[_______]	PPN: 23390# AC0

For Value Received, the undersigned, DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), BEL CANTO FOODS, LLC, a New York limited liability company (“Bel Canto”), THE CHEFS’ WAREHOUSE WEST COAST, LLC, a Delaware limited liability company (“CW West Coast”), and THE CHEFS’ WAREHOUSE OF FLORIDA, LLC, a Delaware limited liability company (together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, collectively, the “Issuers”), hereby jointly and severally promise to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on October 17, 2020 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Applicable Rate from the date hereof, payable quarterly, on the 17th day of January, April, July and October in each year, commencing with the January 17, April 17, July 17 or October 17 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 2% over the Applicable Rate or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Issuers shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

 This Note is one of a series of Guaranteed Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of April 17, 2013 (as from time to time amended or supplemented, the “Note Agreement”), among the Issuers, the Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representations set forth in Sections 6.1, 6.2 and 6.4 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers will not be affected by any notice to the contrary.

The obligations of the Issuers under this Note have been guaranteed by the Guarantors pursuant to the Note Agreement and are secured pursuant to the Collateral Documents.

The Issuers will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuers and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles that would permit the application of the laws of a different jurisdiction.

DAIRYLAND USA CORPORATION

By:
Name:
Title:

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:
Name:
Title:

BEL CANTO FOODS, LLC

By:
Name:
Title:

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:
Name:
Title:

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:
Name:
Title: